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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 19, 1999


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                       CAPSTAR BROADCASTING PARTNERS, INC.
             (Exact name of Registrant as specified in its charter)



           DELAWARE                     333-33015              75-2672663
        (State or other          (Commission File Number)   (I.R.S. Employer
  jurisdiction of incorporation)                          Identification Number)

      600 CONGRESS AVENUE
           SUITE 1400                                            78701
          AUSTIN, TEXAS                                        (Zip code)
    (Address of principal
     executive offices)

       Registrant's telephone number, including area code: (512) 340-7800

                                 Not Applicable
          (Former name or former address, if changed since last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 19, 1999, AMFM Inc. completed the combination of the outstanding bonds, bank indebtedness and preferred stock of its direct and indirect subsidiaries into fewer entities through a series of related transactions, including contributions of stock and mergers of its direct and indirect subsidiaries.

         On November 19,1999, Capstar Broadcasting Corporation, a Delaware corporation ("CBC"), merged (the "Mezzanine Merger") with and into Chancellor Mezzanine Holdings Corporation, a Delaware corporation and wholly-owned subsidiary of AMFM Inc. ("Mezzanine"), with Mezzanine surviving the Mezzanine Merger and being renamed AMFM Holdings Inc. ("AMFM Holdings"). CBC is the parent corporation of Capstar Broadcasting Partners, Inc., a Delaware corporation ("Capstar Partners"). As a result of the Mezzanine Merger, Capstar Partners became a direct subsidiary of AMFM Holdings. In the Mezzanine Merger, each share of common stock of Mezzanine issued and outstanding immediately prior to the effective date of the Mezzanine Merger remained outstanding and unaffected by the Mezzanine Merger. Each share of common stock of CBC issued and outstanding, or held as treasury shares by CBC, immediately prior to the effective date of the Mezzanine Merger was canceled and retired and ceased to exist at the effective date of the Mezzanine Merger.

         After the completion of the Mezzanine Merger, AMFM Holdings contributed the outstanding capital stock of Katz Media Group, Inc., a Delaware corporation and wholly-owned subsidiary of AMFM Holdings ("Katz"), and Chancellor Media Corporation of Los Angeles, a Delaware corporation owned by AMFM Holdings and Katz ("CMCLA"), to Capstar Partners. Through a series of capital contributions, all of the subsidiaries of Capstar Partners (other than CMCLA) were then contributed to CMCLA, and thereafter, the subsidiaries of CMCLA were ultimately contributed to Capstar Communications, Inc., a Delaware corporation and then indirect wholly-owned subsidiary of CMCLA ("CCI"). As a result of the capital contributions, CMCLA became a subsidiary of Capstar Partners and Katz; Capstar Radio Broadcasting Partners, Inc., a Delaware corporation ("Capstar Radio") became a wholly-owned subsidiary of CMCLA; SBI Holding Corporation, a Delaware corporation ("SBI"), remained a wholly-owned subsidiary of Capstar Radio; CCI remained a wholly-owned subsidiary of SBI; and the operating subsidiaries of Capstar Radio and CMCLA became wholly-owned subsidiaries of CCI.

         After completion of the aforementioned contributions, CMCLA, Capstar Radio, and SBI merged (the "CCI Merger") with and into CCI, with CCI surviving the CCI Merger and being renamed AMFM Operating Inc. ("AMFM Operating"). In the CCI Merger, each share of common stock of CMCLA issued and outstanding immediately prior to the effective date of the CCI Merger (other than shares of CMCLA common stock held as treasury shares by CMCLA) was converted into one share of common stock of AMFM Operating. Each share of common stock of Capstar Radio, SBI, and CCI issued and outstanding immediately prior to the effective date of the CCI Merger was canceled and retired and ceased to exist at the effective date of the CCI Merger. Each share of 12 5/8% Series E Cumulative Exchangeable Preferred Stock due October 31, 2006 of CCI issued and outstanding immediately prior to the effective date of the CCI Merger remained outstanding and unaffected by the CCI Merger. Each share of CMCLA common stock, Capstar Radio common stock, SBI common stock, and CCI common stock held as a treasury share by CMCLA, Capstar Radio, SBI, and CCI, respectively, immediately prior to the effective date of the CCI Merger, was canceled and retired and ceased to exist at the effective date of the CCI Merger. As a result of the CCI Merger, AMFM Operating became a direct subsidiary of Capstar Partners and Katz.

         As part of the CCI Merger, AMFM Operating assumed the following outstanding indebtedness of CMCLA and Capstar Radio:

         o 9 1/4% Senior Subordinated Notes due 2007 of Capstar Radio;
         o 8% Senior Notes due 2008 of CMCLA;
         o 9 3/8% Senior Subordinated Notes due 2004 of CMCLA;
         o 8 3/4% Senior Subordinated Notes due 2007 of CMCLA;
         o 10 1/2% Senior Subordinated Notes due 2007 of CMCLA;
         o 8 1/8% Senior Subordinated Notes due 2007 of CMCLA; and
         o 9% Senior Subordinated Notes due October 1, 2008 of CMCLA.

The aggregate outstanding principal amount of such indebtedness was approximately $2.6 billion as of November 19, 1999. AMFM Operating also entered into a new credit agreement on November 19, 1999, consisting of a revolving loan


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facility of $600.0 million and a term loan facility of $2.6 billion and refinanced the outstanding indebtedness under CMCLA's credit facility and Capstar Radio's credit facility. As of November 19, 1999, AMFM Operating had borrowings of approximately $290.0 million and $2.6 billion under its revolving loan facility and term loan facility, respectively.

         Prior to the transactions described in this Form 8-K, Capstar Partners and its direct and indirect wholly-owned subsidiaries owned and operated, programmed or sold air time for 332 radio stations (237 FM and 95 AM) in 79 markets in the continental United States, including 10 radio stations programmed under time brokerage or joint sales agreements. After the completion of the transactions described in this Form 8-K, Capstar Partners and its direct and indirect wholly-owned subsidiaries owned and operated, programmed or sold air time for 456 radio stations (328 FM and 128 AM) in 102 markets in the continental United States and in Puerto Rico, including 12 radio stations programmed under time brokerage or joint sales agreements. After the completion of the transactions described in this Form 8-K, the operating assets of Capstar Partners and its direct and indirect subsidiaries now also include an approximate 30% equity interest in Lamar Advertising Company, one of the largest owners and operators of outdoor advertising structures in the United States; The AMFM Radio Networks, Inc., a national radio network which broadcasts advertising and syndicated programming shows to a national audience of approximately 68 million listeners in the United States (including approximately 59 million listeners from its portfolio of radio stations); the Chancellor Marketing Group, Inc., a full-service sales promotion firm developing integrated marketing programs for Fortune 1000 companies; Katz Media Group, Inc., a full-service media representation firm that sells national spot advertising time for its clients in the radio and television industries primarily throughout the United States and for Capstar Partners' portfolio of radio stations; and Internet operations, which focus on developing Capstar Partners' Internet web sites, streaming online broadcasts of Capstar Partners' on-air programming and other media, and promoting emerging Internet and new media concerns.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

         Not applicable.

(b)      PRO FORMA FINANCIAL INFORMATION.

         It is impracticable to provide the required pro forma financial information at the time of this Report on Form 8-K because such information is not currently available. The required pro forma financial information will be filed as an amendment to this Report on Form 8-K as soon as practicable, but not later than 60 days after the date this Report on Form 8-K is required to be filed.

(c)      EXHIBITS.

         2.1     --   Agreement and Plan of Merger of CMCLA, Capstar Radio and
                      SBI into CCI, dated as of November 19, 1999*

         3.1     --   Certificate of Merger merging CMCLA, Capstar Radio and SBI into CCI, dated November 19, 1999*

         10.1    --   Credit Agreement among AMFM Holdings, Capstar Partners,
                      AMFM Operating, Various Lenders, Chase Securities Inc. and
                      Deutsche Bank Securities Inc., as Co-Lead Arrangers, The
                      Chase Manhattan Bank, as Syndication Agent, Bank of
                      America, N.A. and Toronto Dominion (Texas), Inc. as
                      Documentation Agents, and Bankers Trust Company, as
                      Administrative Agent, dated as of November 19, 1999.*

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 * Filed herewith.


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                CAPSTAR BROADCASTING PARTNERS, INC.
                                (Registrant)


                                By: /s/ W. Schuyler Hansen
                                   ------------------------------------------
                                         W. Schuyler Hansen
                                         Senior Vice President and
                                         Chief Accounting Officer


Date:    December 1, 1999


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER                    DESCRIPTION
-------                   -----------

  2.1     --     Agreement and Plan of Merger of CMCLA, Capstar Radio and SBI into CCI, dated as of November 19, 1999*

  3.1     --     Certificate of Merger merging CMCLA, Capstar Radio and SBI into CCI, dated November 19, 1999*

  10.1    --     Credit Agreement among AMFM Holdings, Capstar Partners, AMFM Operating,
                 Various Lenders, Chase Securities Inc. and Deutsche Bank Securities Inc.,
                 as Co-Lead Arrangers, The Chase Manhattan Bank, as Syndication Agent, Bank
                 of America, N.A. and Toronto Dominion (Texas), Inc. as Documentation Agents,
                 and Bankers Trust Company, as Administrative Agent, dated as of November 19,
                 1999.*

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*   Filed herewith.